SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (5)   Total fee paid:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 [  ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (2)   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (3)   Filing Party:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (4)   Date Filed:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Fund:	Eaton Vance Tax-Managed International Equity Fund
Statement:	To view the proxy statement,{click here}.
Click:	To vote online, please follow the instructions on your proxy ballot. Please have your control number ready.
Call:	Refer to the telephone number on your proxy ballot. Please have your control number ready.
Mail:	Sign and mail the proxy ballot. All the necessary information is in the proxy material you received.
In Person:

Attend the shareholder meeting on Friday, August 17, 2012, at 2:00 p.m. (Eastern Time) at Two International Place in Boston, MA. Please be prepared to present photo identification and proof of your share ownership.

Q & A:	To learn more about the proxy, {click here}.

VERY IMPORTANT NEWS FOR SHAREHOLDERS

You are being asked to vote on matters that impact your Fund investment. The following “Questions and Answers” section is designed to help you understand the important matters you are being asked to consider. It is a summary intended to assist you and is not as detailed as the discussion found in the attached Proxy Statement. For this reason, this section should be read in conjunction with the Proxy Statement and is qualified in its entirety by reference to the Proxy Statement.

Q:

Why did I receive a Proxy Statement?

A:

You are being asked to vote on important matters related to your Fund.  The Board of Trustees of the Fund has approved certain changes to the Fund. These changes will not take effect unless and until they are approved by Fund shareholders. As a Fund shareholder you have the right to vote on these matters. Fund shareholders are being asked to consider and approve the proposals at a special meeting scheduled to be held on Friday, August 17, 2012 at 2:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote FOR each proposal.

Q.

What matters am I being asked to vote on?

Proposal 1: Approval of a new Sub-Advisory Agreement for Tax-Managed International Equity Portfolio (the “Portfolio”) between Boston Management and Research (“BMR”) and Parametric Portfolio Associates LLC (“Parametric”).

The Board of Trustees recommends that you vote to approve Proposal 1.

Summary: You are being asked to vote to approve a new Sub-Advisory Agreement for Tax-Managed International Equity Portfolio (the “Portfolio”) between Boston Management and Research (“BMR”) and Parametric Portfolio Associates LLC (“Parametric”). The new Sub-Advisory Agreement is substantially identical to the Interim Sub-Advisory Agreement (under which Parametric currently provides interim sub-advisory services to the Portfolio). The new Sub-Advisory Agreement will have lower fees than the previous Sub-Advisory Agreement between BMR and Eagle Global Advisors, L.L.C. (“Eagle”), the sub-adviser of the Portfolio prior to Parametric.

Discussion: You are also being asked to vote to approve a new Sub-Advisory Agreement between BMR and Parametric. Formerly, Eagle served as investment sub-adviser to the Portfolio.  The prior Sub-Advisory Agreement with Eagle terminated by its terms on April 30, 2012 and BMR determined to not renew it.  The Board of the Portfolio approved the appointment of Parametric as investment sub-adviser of the Portfolio pursuant to an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”), which took effect May 1, 2012. The Board determined to approve the engagement of Parametric primarily to address the prior underperformance of the Portfolio.

The Interim Sub-Advisory Agreement was entered into in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits an investment adviser to enter into an interim investment advisory or sub-advisory agreement with a fund without shareholder approval after the termination of a previous agreement, provided that the conditions of Rule 15a-4 are met. The Interim Sub-Advisory Agreement and the new Sub-Advisory Agreement provide for compensation to be paid to Parametric that is less the compensation formerly payable to Eagle.   The fees, services and terms of the new Sub-Advisory Agreement are identical to the fees, services and terms of the Interim Sub-Advisory Agreement. Parametric will managed the Portfolio in the manner described in the proxy statement.

Proposal 2: To authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law.

The Board of Trustees recommends that you vote to approve Proposal 2.

Summary: You are being asked to vote to permit BMR, in its capacity as the adviser of the Portfolio, to hire a sub-adviser or replace an existing sub-adviser for the Portfolio without obtaining interestholder approval, subject to certain conditions.  Any new sub-advisory agreement would also require Board of Trustee approval. This should benefit the Funds by allowing BMR to hire a sub-adviser solely on the basis of merit without concern for the significant costs and time expenditure required to solicit and obtain interestholder approval.

Discussion: The Fund is seeking shareholder approval of the Portfolio’s operation under a new rule if it is adopted by the Securities and Exchange Commission (the “Commission”).  Proposal 2 is intended to facilitate the efficient supervision and management of a sub-adviser by BMR and the Board of Trustees of the Portfolio. BMR will monitor the performance of the sub-adviser and may from time to time recommend that the Portfolio’s Board of Trustees replace the sub-adviser or appoint additional sub-advisers, depending on the Adviser’s assessment of which sub-adviser or combination of sub-advisers it believes will optimize the Portfolio’s chances of achieving its investment objective. If Portfolio interestholders approve this proposal and the Commission adopts the proposed rule, the Portfolio would no longer be required to call an interestholder meeting and the Fund would no longer be required to call a shareholder meeting each time a new or replacement sub-adviser is appointed by the Portfolio.  Interestholders of the Portfolio and shareholders of the Fund would no longer be asked to vote on the new sub-adviser.

Q:

Why am I being asked to vote?

A:

As a shareholder of a Fund you are entitled to vote on these matters. Your vote is very important. We encourage you to read these materials and vote in accordance with the instructions on your proxy card.

Q.

Will the Fund’s fees increase?

A.

No. The investment advisory fee charged by the Fund will decrease. Effective May 1, 2012, BMR contractually agreed to reduce the advisory fee payable to it as detailed below.

Average Daily Net Assets	Advisory Fee
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%

Q.

Who is asking for my vote?

A.

The enclosed proxy is being solicited by the Board of Trustees for use at the Special Meeting of Shareholders to be held on Friday, August 17, 2012 at 2:00 p.m. Eastern time, and, if the Special Meeting of Shareholders is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.

How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” the proposals contained in the Proxy Statement. Please see the proxy statement for a discussion of the Board’s considerations in making such recommendations.

Q.

What vote is required to approve each proposal?

A.

To be approved with respect to a particular Fund, the proposals must be approved by a vote of a majority of the outstanding voting securities of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940 as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.

Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.

If I am a small investor, why should I bother to vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. In this event, you may receive telephone calls from the proxy solicitor in an attempt to obtain your vote.  If you vote promptly, you likely will not receive such calls. Delay of the Meeting and the approval of the proposals may also generate unnecessary costs.

Q:

Whom do I call with any questions?

A:

If you need assistance, or have questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, toll-free at 1-877-456-7902.  Please have your proxy materials available when you call.

Q:

How do I vote my shares?

A:

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided.  Alternatively, you can vote by telephone by calling the toll-free number on your proxy card and following the instructions given, using your proxy card as a guide.

Q:

Will Eaton Vance contact shareholders?

A:

Eaton Vance or its agents may contact shareholders directly.  Computershare Fund Services is the proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone.  If you vote promptly, you likely will not receive such calls.

Important additional information about the proposal is set forth in the Proxy Statement.

Please read it carefully.

EATON VANCE WO#23650: TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 05-04-12
Control Number: 650 99999 001 099 Security Code: 9999 9999
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503 THE SHAREHOLDER HEARS:
THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THE VOTING OPTIONS ARE THEN OFFERED:
"You can vote in one of two ways...To vote as the Board Recommends on all Proposals, press 1;
or To vote on each Proposal Individually, press 2."

OPTION 1: VOTING AS THE BOARD RECOMMENDS:
IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSAL, HE/SHE WILL HEAR:
"If you're planning to attend the special meeting, press 1; otherwise press 2."
THEN THEY HEAR:
"Please note: Your vote will be cast automatically should you decide to hang up during the summary."
"You’ve elected to vote all proposals in accordance with the recommendation of the Board."
"If this is correct, press 1; otherwise, press 2. If you'd like to hear the information again, press # (pound). "

IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:
"Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice..."
[When applicable you also hear: …and we look forward to seeing you at the meeting."]
"I'm now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." The system then prompts the voting options again.

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL INDIVIDUALLY:
THE SHAREHOLDER HEARS:
"Okay, I'll take you through each proposal"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"Proposal 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"Proposal 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:
"If you're planning to attend the special meeting, press 1; otherwise press 2."
THEN THEY HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]
THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice..."
[When applicable you also hear: …and we look forward to seeing you at the meeting."]
"I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."